UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2026

RIGETTI COMPUTING, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40140	88-0950636
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

775 Heinz Avenue, Berkeley, California	94710
(Address of Principal Executive Offices)	(Zip Code)

(510) 210-5550

(Registrant’s Telephone Number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	RGTI	The Nasdaq Capital Market
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	RGTIW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Rigetti Computing, Inc. (the “Company”) previously announced that its wholly-owned subsidiary, Rigetti & Co, LLC (“Rigetti Sub”), had entered into a letter of intent with the United States Department of Commerce (the “Department”) with respect to a proposed award under the U.S. CHIPS Act of 2022. On September 4, 2026 (the “Award Date”), Rigetti Sub entered into an Other Transaction Agreement (the “Other Transaction Agreement”) with the Department, pursuant to which the Department agreed to provide Rigetti Sub funding in the amount of up to $100 million (the “Award”) to accelerate superconducting quantum computing research and development. The Other Transaction Agreement contemplates that Rigetti Sub will pursue research and development activities related to three overall project tasks to address key technical challenges related to superconducting quantum computing: (i) compressing readout electronics into an integrated, miniaturized package, (ii) expanding cryogenic capacity by orders of magnitude using a new cryostat architecture, and (iii) developing the fabrication capabilities for high-connectivity chip architectures.

The Other Transaction Agreement commences on the Award Date and terminates on the earlier of (i) the date all of the milestones under the Other Transaction Agreement have been completed or (ii) the fifth anniversary of the Award Date, unless earlier terminated in accordance with the terms set forth in the Other Transaction Agreement (the “Period of Performance”). Rigetti Sub may request an amendment of the Other Transaction Agreement to extend the Period of Performance by submitting a request to the Department at least sixty calendar days prior to the expiration of the Period of Performance.

Under the Other Transaction Agreement, $43.9 million of the Award will be made available to Rigetti Sub on or as soon as practicable after the Award Date, and two subsequent tranches of $29.9 million and $26.2 million to be made available by the Department to Rigetti Sub if the Department determines to its satisfaction in its sole discretion that Rigetti Sub has achieved the milestones with respect to the tranche in accordance with the applicable success criteria and by the applicable milestone date for such tranche. If Rigetti Sub fails to complete any required project activity under the Other Transaction Agreement prior to the applicable required project activity date, subject to any applicable cure period and/or forbearance provisions, the Department may demand recovery of the aggregate amount of payments made to Rigetti Sub pursuant to the Other Transaction Agreement as a debt payable to the Department. In addition, Rigetti Sub is required to use the payments received under the Award solely to pay for eligible project costs in accordance with the Other Transaction Agreement. Rigetti Sub is required to make representations and warranties, as applicable, to the Department as of the Award Date and on each date on which a payment is made to Rigetti Sub under the Other Transaction Agreement with respect to the following: organization; corporate power and authority; authorization; no conflicts or consents; enforceability; financial statements; litigation; debarment or suspension; inverted domestic corporation status; and tax liability.

The Other Transaction Agreement provides for certain data and intellectual property rights, including U.S. government license rights, march-in rights and restrictions on transfer of intellectual property developed using funds from the Award; domestic control and production, including U.S.-ownership and manufacturing requirements; restrictions relating to foreign entities and national security, including with respect to business operations, investments, ownership and partnerships; and security requirements, including compliance and certification obligations and assessments. In addition, Rigetti Sub is subject to other compliance, reporting, and certification obligations under the Other Transaction Agreement, including with respect to the Davis-Bacon Act and applicable federal laws, Executive Orders and policies. The Other Transaction Agreement provides the Department with the right to demand recovery of the aggregate amount of payments made to Rigetti Sub as a debt payable to the Department for material non-compliance with security and domestic control and production requirements therein. In addition, the Department has the right to terminate the Other Transaction Agreement if there is a material failure on the part of Rigetti Sub to comply with the security and domestic control and production provisions, or any other provision of the Other Transaction Agreement determined by the Department to be material.

The Department may terminate the Other Transaction Agreement for convenience by providing sixty days’ written notice to Rigetti Sub. If Rigetti Sub has completed each of the required project activities, it may terminate the Period of Performance for convenience by providing sixty days’ prior written notice to the Department. If the Other Transaction Agreement is terminated for convenience by the Department prior to the latest required project activity date, the rights of the Department to demand recovery of the aggregate amount of payments made to Rigetti Sub pursuant to the Other Transaction Agreement will also terminate.

Securities Issuance Agreement

Under the Other Transaction Agreement, the Company is obligated to enter into a securities issuance agreement and consummate the issuance of $100 million in shares of common stock, par value $0.0001 (the “Common Stock”), of the Company to the Department.

As inducement for the Department to enter into the Other Transaction Agreement, on September 8, 2026, the Company entered into a Securities Issuance Agreement (the “Securities Issuance Agreement”) with the Department pursuant to which the Company will issue to the Department 7,739,938 shares of the Company’s common stock (the “Shares”). The Shares were issued at an implied issuance price of $12.92 per share. Among other items, the Securities Issuance Agreement provides for: (i) a restriction on merger or consolidation, or sale, transfer or lease of all or substantially all of the Company’s property or assets, unless the successor, transferee or lessee party (other than the Company) expressly assumes the obligations of the Company under the Securities Issuance Agreement; (ii) a limitation on the number of Shares that the Department can transfer without prior written consent of the Company to the number of Shares equivalent to the amounts disbursed (and not returned) under the Award, (iii) a prohibition on transfers in a privately negotiated transaction to any competitor of the Company, (iv) certain resale shelf registration rights and piggyback registration rights in favor of the Department, (v) a covenant that the Department will not vote any Shares, except with respect to (A) certain matters that would or would have the effect of increasing or decreasing the aggregate number of authorized shares of Common Stock, increasing or decreasing the par value of the Common Stock, or altering or changing the powers, preferences, or special rights of the Common Stock so as to adversely affect the Common Stock and (B) any merger, consolidation or similar business combination involving the Company, and (vi) in the event the Department terminates the Other Transaction Agreement, the Company will have the right to repurchase from the Department, at an aggregate purchase price of $1.00, that number of Shares equivalent to the amount of the Award that had not been disbursed or returned.

The Securities Purchase Agreement contains customary representations and warranties of the Company. The issuance of the Shares to the Department is expected to occur on September 8, 2026.

The foregoing description of the Other Transaction Agreement and Securities Issuance Agreement are summaries and are qualified in their entirety by the text of the Other Transaction Agreement and Securities Issuance Agreement, copies of which are attached as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K (this “Current Report”) and are incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 above is incorporated by reference herein. The offer and sale of the Shares will be made in reliance upon an exemption from registration under the Securities Act of 1933 (the “Securities Act”), pursuant to Section 4(a)(2) thereof for a sale of securities in transactions not involving any public offering.

No statement in this document or the attached exhibits is an offer to purchase or sell or a solicitation of an offer to sell or buy the Company’s securities, and no offer, solicitation or sale will be made in any jurisdiction in which such offer, solicitation or sale is unlawful.

Item 7.01	Regulation FD Disclosure.

On September 8, 2026, the Company issued a press release regarding entry into the Other Transaction Agreement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

The information included in Item 7.01 of this Current Report (including Exhibit 99.1 hereto) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that section, and shall not be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act, except as expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this Current Report and the exhibits hereto may be considered “forward-looking statements” within the meaning of the federal securities laws, including with respect to the Company’s expectations regarding its future success and performance including expectations with respect to its research and development; achieving the aim of the three research and development projects being pursued under the Other Transaction Agreement; the Company’s ability to receive funding amounts as contemplated by the Other Transaction Agreement, including the timeline for such funding; and the timing of the issuance of securities by the Company to the Department as part of the transaction. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: the Company’s issuance of securities to the Department pursuant to the transaction (including dilution to existing stockholders); the Company’s ability to achieve milestones, technological advancements, including with respect to its technology roadmap; Company’s ability to deliver products to customers in time or at all, including actions by customers, such as controls over their facilities and cancelling orders; the ability of the Company to obtain government contracts successfully and in a timely manner and the availability of government funding; the potential of quantum computing; the success of the Company’s partnerships and collaborations; the Company’s ability to accelerate its development of multiple generations of quantum processors; the outcome of any legal proceedings that may be instituted against the Company or others; the ability to maintain relationships with customers and suppliers and attract and retain management and key employees; costs related to operating as a public company; changes in applicable laws or regulations; the possibility that the Company may be adversely affected by other economic, business, or competitive factors; the Company’s estimates of expenses and profitability; the evolution of the markets in which the Company competes; the ability of the Company to implement its strategic initiatives and expansion plans; the expected use of proceeds from the Company’s past and future financings or other capital; the sufficiency of the Company’s cash resources; unfavorable conditions in the Company’s industry, the global economy or global supply chain, including rising inflation and interest rates, deteriorating international trade relations, political turmoil, natural catastrophes, military conflicts, and terrorist attacks; and other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2026 and other documents filed by the Company from time to time with the Securities and Exchange Commission. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements other than as required by applicable law. The Company does not give any assurance that it will achieve its expectations.

Item 8.01	Other Events.

The Company is providing the additional risk factors set forth below to supplement the risks described in “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and the risks described in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2026. The terms “we,” “us,” and “our” refers to Rigetti Computing, Inc. and its consolidated subsidiaries.

The execution of the Other Transaction Agreement and the Securities Issuance Agreement with the Department, the receipt of funding thereunder and the consummation of the related transactions are subject to a number of risks and uncertainties.

•	The timing and amount of funding under the Other Transaction Agreement is subject to the satisfaction of project milestones and other conditions to disbursement that we may not meet on the anticipated timeline or at all. Disbursements of the Award amounts are conditioned on the achievement of specific milestones. There can be no assurance that we will achieve these milestones or satisfy the other conditions on the anticipated timeline or at all, and any failure to do so could delay or reduce the funding we expect to receive, result in the Department its right to recover previously disbursed amounts or give rise to termination rights under the Other Transaction Agreement.

•	The Department’s equity interest in the Company and its broader role as a counterparty and regulator may limit our ability to pursue strategic transactions and may affect our relationships with customers, suppliers, partners and other counterparties. The Department’s status as a stockholder may subject us to additional regulations or restrictions, could create uncertainty for potential investors or business partners, and could limit our ability to secure future government grants or incentives from other governmental entities, whether domestic or foreign, or cause other governmental entities to seek similar equity arrangements as a condition of providing support.

•	The Other Transaction Agreement contains restrictions relating to foreign entities and national security that may limit our business activities and strategic flexibility. We are subject to significant restrictions relating to foreign entities and national security, including with respect to business operations, investment, ownership, joint ventures, research partnerships and technology transfer with a foreign entity of concern, without the consent of the Department. These restrictions could limit our ability to pursue international partnerships, investments, or business opportunities and could adversely affect our competitive position in markets where foreign entities play a significant role.

•	U.S. Government has certain rights in intellectual property and data developed under the Other Transaction Agreement, including march-in rights, which could limit our ability to fully commercialize funded innovations. Under the Other Transaction Agreement, the U.S. Government has license rights to inventions developed under the Award. In addition, the Department has march-in rights and a license to use certain project background intellectual property to the extent embedded in or necessary for the exercise of its rights with respect to the intellectual property developed under the Award. These government rights could limit our ability to exclusively commercialize innovations developed with government funding, and the exercise of march-in rights could result in competitors gaining access to our technology on commercially reasonable terms, which could adversely affect our competitive position and the value of our intellectual property.

•	The Other Transaction Agreement imposes extensive compliance, reporting, and certification obligations that will require administrative resources and could expose us to penalties for non-compliance. Among other things, we are required to comply with the Davis-Bacon Act prevailing wage requirements, Executive Order requirements, and cybersecurity reporting obligations. We are subject to financial reporting, annual technical milestone status reports, patent reports, annual research security plan certifications, and annual third-party IT security assessments. Any failure to comply with these obligations could trigger remedies available to the Department, including withholding of payments, recovery of disbursed funds, suspension or debarment, or termination of the Other Transaction Agreement, any of which could have a material adverse effect on our business, prospects, financial condition, or results of operations.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1*+	Other Transaction Agreement, dated September 4, 2026, by and between Rigetti & Co, LLC and the United States Department of Commerce.

10.2+	Securities Issuance Agreement, dated September 8, 2026, by and between Rigetti Computing, Inc. and the United States Department of Commerce.

99.1	Press Release issued by Rigetti Computing, Inc. dated September 8, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Certain portions of this exhibit (indicated by asterisks) have been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K.

+ Certain schedules, exhibits and attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company will furnish supplementally a copy of any omitted schedule, exhibit or attachment to the Securities and Exchange Commission upon request. The Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules, exhibits or attachments so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 8, 2026	RIGETTI COMPUTING, INC.

	By:	/s/ Jeffrey Bertelsen
Jeffrey Bertelsen
Chief Financial Officer